Exhibit 10.1

Cooperation Framework Agreement of
the Spot Trading Company

Party A: Hedetang Foods (China) Co., Ltd.

Legal Representative: Zhu Fei

Add.: No. 108 of Room 12101, Unit 1, Building 1, No. 2, 1st Gaoxin Rd., High-tech Zone, Xi’an, Shaanxi Province

Tel.:

Party B: Hedetang Farm Products Trading Market (Mei County) Co., Ltd.

Legal Representative: Gao Yong

Add.: Changxing Town, Mei County, Baoji, Shaanxi Province (National Level (Mei County) Kiwi Industrial Park)

Tel.:

Party C: Xi’an Taizhan Financial Management Co., Ltd.

Legal Representative: Jing Haikuo

Add.: B3-2601, Jinye Time, Jinye Rd., High-tech Zone, Xi’an, Shaanxi Province

Tel.:

Joint Contributors, Party A, Party B and Party C (hereinafter referred to as the Joint Contributors) have friendly negotiated affairs concerning the cooperation and contribution of establishing China Agricultural Commodity Trading Market Co., Ltd. and in accordance with stipulations of laws and regulations of People’s Republic of China, an agreement as follows has been reached on the principle of mutual benefit.

Article I. General Situation of Cooperation

Party A, Party B and Party C agree to register and establish: China Agricultural Commodity Trading Market Co., Ltd. (the “Company”)

Operation site: International Kiwi Industry Development Zone (Mei County, China)

Business scope: market management of pan-resource commodity contract transaction and transaction capital settlement; commodity transaction market management service; relevant consultation service of the above-mentioned businesses; RMB settlement service for commodity cross-border transactions; supervision service for logistics storage.

Article II. Contribution Amount and Methods of the Joint Contributor

Party A: Subscribed capital contribution is RMB 17.5 million Yuan (SAY SEVENTEEN MILLION AND FIVE HUNDRED THOUSAND YUAN ONLY). Contribution method is currency, taking 35% of the registered capital. Contribution time is before March 20, 2037.

Party B: Subscribed capital contribution is RMB 15 million Yuan (SAY FIFTEEN MILLION YUAN ONLY). Contribution method is currency, taking 30% of the registered capital. Contribution time is before March 20, 2037.

Party C: Subscribed capital contribution is RMB 17.5 million Yuan (SAY SEVENTEEN MILLION AND FIVE HUNDRED THOUSAND YUAN ONLY). Contribution method is currency, taking 35% of the registered capital. Contribution time is before March 20, 2037.

The total contribution is RMB 50 million Yuan (SAY FIFTY MILLION YUAN ONLY).

Article III. Profit and Loss Sharing

The Joint Contributors shall share both the profit and loss of the Company as per the proportion of their contribution in the total amount.

Stock equity formed from the contribution of the Joint Contributors and its derivatives shall be the joint property of the Joint Contributors, and shall be shared according to the percentage of contribution by each party.

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After the stock equity transfer of the Company, each joint contributor has the right to the property according to its contribution percentage.

Article IV. Execution

1. The Joint Contributors, namely, Party A, Party B and Party C shall jointly execute daily management of the Company, including but not limited to:

(1) Executing and performing the rights and obligations of the Company as the Company’s promoter at the establishment stage of the Company;

(2) Executing the rights as Company’s shareholders and enjoy corresponding rights and assume corresponding obligations after the establishment of the Company;

(3) Collecting fructus generated from the joint contributions, and deal with them in accordance with relevant provisions in this agreement.

2.共同出资的下列事务必须经全体共同出资人同意：

2. Following items of the Company shall be agreed by all the Joint Contributors:

(1) Transfer of stock equity of the Company;

(2) Pledge of above-mentioned stock equity to outsiders;

(3) Change of executor of the Company.

Article V. Transfer of Contributions

1. If one joint contributor wants to transfer its entire or partial amount of its contribution in the Company to any non-joint contributor, it shall be agreed by all the Joint Contributors;

2.共同出资人之间转让在共同出资中的全部或部分出资额时，应当通知其他共同出资人；

2. As for transfers of the entire or partial amount of contribution among the Joint Contributors, other Joint Contributors shall be informed;

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3. If a joint contributor transfers its contribution amount according to law, other Joint Contributors, under the same condition, enjoy the first refusal rights to acquire the transfer.

Article VI. Other Rights and Obligations

In the case of failure to establish the Company, expenses incurred for the establishment of the Company shall be borne by each joint contributor based on their proportion of contribution.

Article VII. Others

1. Unsettled matters in this agreement shall be covered in supplemental agreement after Joint Contributors reach consensus.

2.This agreement is signed in Xi’an High-tech Zone on March 20, 2017.

3. This agreement shall take effect upon signature and sealing by all the Joint Contributors. This agreement shall be provided in sextuplicate, with each joint contributor holding two copies.

Party A (Seal):

Legal Representative (Signature and seal):

/s/ Zhu Fei

Party B (Seal):

Legal Representative (Signature and seal):

/s/ Gao Yong

Party C (Seal):

Legal Representative (Signature and seal):

/s/ Jing Haikuo

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